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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) June 14, 2001
                                                         -------------


                                SIERRA BANCORP
                                --------------
            (Exact name of registrant as specified in its charter)



          California                    N/A                    33-0937517
          ----------                    ---                    ----------
  (State or other jurisdiction    (Commission file No.)     (I.R.S. Employee
of incorporation or organization)                          Identification No.)


                  86 North Main Street, Porterville, CA 93257
                  -------------------------------------------
                   (Address of principal executive offices)
                                  (Zip code)


                                (559) 782-4900
                                --------------
              (Registrant's telephone number including area code)


(Former name or former address, if changed since last report) Not applicable
                                                              --------------
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Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

     At its Board of Directors meeting on June 14, 2001, the Board of Directors of Sierra Bancorp (the "Company"), Porterville, California, terminated the services of McGladrey & Pullen LLP ("M&P")). At the same meeting, the Board of Directors selected the accounting firm of Perry Smith, LLP as independent auditors for the remainder of the Company's 2001 fiscal year. The determination to replace M&P was recommended by the audit committee and approved by the full board of directors of the Company.

     The Company was recently incorporated for the purpose of acquiring Bank of the Sierra (the "Bank") in a one bank holding company reorganization pursuant to which the Bank will become a wholly-owned subsidiary of the Company, and all of the shareholders of the Bank will exchange their shares for shares of the Company (the "Reorganization"). It is anticipated that the Reorganization will be consummated in July 2001.

     M&P audited the consolidated financial statements for the Bank for the years ended December 31, 2000 and 1999. M&P's report on the financial statements for the last two fiscal years of the Bank did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two fiscal years ended December 31, 2000 and 1999 and the subsequent interim period January 1, 2001 through June 14, 2001, there were no disagreements with M&P and the Bank or the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&P, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     The Company has requested that M&P review the disclosure in this Report on Form 8-K, and M&P has been given the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

                                       2
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

     (c)   Exhibits.
           --------

           16.  Letter from McGladrey & Pullen

                                       3
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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SIERRA BANCORP


Dated: June 20, 2001               By:  /s/ Jack B. Buchold
                                       ----------------------------------------
                                         Jack B. Buchold, Senior Vice President
                                           and Chief Financial Officer

                                       4
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                                 EXHIBIT INDEX

Exhibit No.                   Description                        Page
----------                    -----------                        ----

16                  Letter from McGladrey & Pullen                6

                                       5